                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):         July 29, 2004

                          INSITUFORM TECHNOLOGIES, INC.

                ------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                      0-10786                13-3032158
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

   702 Spirit 40 Park Drive, Chesterfield, Missouri                63005
   ------------------------------------------------             ----------
      (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number,
including area code                       (636) 530-8000

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Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

            See the Index to Exhibits attached hereto.

Item 12. Results of Operations and Financial Condition.

      On July 29, 2004, the registrant issued an earnings release announcing its financial results for the fiscal quarter ended June 30, 2004. A copy of the earnings release is furnished herewith as Exhibit 99.1. On July 30, 2004, the registrant held a conference call to announce and discuss its financial results for the fiscal quarter ended June 30, 2004. A transcript of the conference call is furnished herewith as Exhibit 99.2.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INSITUFORM TECHNOLOGIES, INC.

                                  By:    /s/ Christian G. Farman
                                     -------------------------------------------
                                     Christian G. Farman
                                     Vice President and Chief Financial Officer

Date: August 5, 2004

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                                INDEX TO EXHIBITS

Exhibit                                Description
-------                                -----------
99.1        Earnings release of Insituform Technologies, Inc., dated July 29,
            2004, announcing its financial results for the fiscal quarter ended
            June 30, 2004.

99.2 Transcript of Insituform Technologies, Inc.'s July 30, 2004 conference call held to announce and discuss its financial results for the fiscal quarter ended June 30, 2004.